Exhibit 99.1

Dana Corporation 4th Quarter Conference Call February 11, 2004

Forward-Looking Statements Statements herein about our forecasts, beliefs, and expectations constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current information and assumptions. Forward-looking statements are inherently subject to risks and uncertainties. Dana's actual results could differ materially from those that we anticipate or project due to a number of factors. These factors include the impact of national and international economic conditions; adverse effects from terrorism or hostilities; the strength of other currencies relative to the U.S. dollar; the cyclical nature of the global vehicular industry; the performance of the global aftermarket sector; changes in business relationships with our major customers and in the timing, size and continuation of their and our programs; the ability of our customers and suppliers to achieve their projected sales and production levels; competitive pressures on our sales and pricing; increases in production or material costs that cannot be recouped in product pricing; the impact of our collective bargaining negotiations; the continued success of our cost reduction and cash management programs and our long-term transformation strategy; and the success and timing of the contemplated divestiture of the Automotive Aftermarket Group. Additional factors are contained in our public filings with the SEC. We do not undertake to update any forward-looking statements contained herein. (c) Dana Corporation, February 11, 2004

Agenda Recent Announcements 2003 Financials Market Overview 2004 Guidance Q&A Session Glen Hiner Chairman of the Board Bob Richter Chief Financial Officer (c)Dana Corporation. February 11, 2004.

New CEO, President & Director 34 years with General Motors Corp. Most recently served as President - GM Europe based in Zurich Past responsibility in operations, engineering, administration & sales Michael J. Burns (c)Dana Corporation. February 11, 2004.

Dividend Increase 12 cents per share (an increase of 6 cents from previous payment Second significant increase in as many quarters (5-cent-per-share increase in Q4) Reflects Board's continuing confidence in Dana Future dividends will balance: Performance; Financial position; and Core business investment needs (c)Dana Corporation. February 11, 2004.

Financial Summary (in millions, except earnings per share) 4th Quarter Full Year 2003 2002 2003 2002 Net Sales Continuing operations $ 2,050 $ 1,790 $ 7,918 $ 7,501 Discontinued operations 473 617 2,153 2,782 Total $ 2,523 $ 2,407 $ 10,071 $ 10,283 Net Income (Loss) Income (loss) from continuing operations $ 56 $ (1) $ 175 $ 6 Income (loss) from discontinued operations 12 (8) 47 32 Goodwill accounting change - - - - - - - - - (220) Net income (loss) 68 (9) 222 (182) Net income, excluding unusual items $ 62 $ 32 $ 183 $ 171 Goodwill accounting change - - - - - - - - - (220) October 2001 plan restructuring - - - (44) - - - (163) Net gain on divestitures 6 3 30 30 Gain on repurchase of notes - - - - - - 9 - - - Net income (loss) $ 68 $ (9) $ 222 $ (182) Diluted Earnings per Share Net income, excluding unusual items $ 0.41 $ 0.22 $ 1.23 $ 1.15 Net income (loss) $ 0.45 $ (0.06) $ 1.49 $ (1.22) (c)Dana Corporation. February 11, 2004.

Impact of "Discontinued Operations" on Financial Statements - FAS 144 Criteria Committed to and actively pursuing sale of an available asset within one year. Income Statement Results from "Discontinued Operations" (i.e., AAG) must be reported in one line separately from Continuing Operations. Profit and Loss must be restated (per FASB) for all periods presented. Balance Sheet All assets and liabilities of the discontinued operations must be reported on one line in their respective "current" sections so that they are distinct from the continuing operations. Cash Flow Statement No impact. Remains unaffected by this accounting treatment. (c)Dana Corporation. February 11, 2004.

2003 Income Statement Reconciliation With DCC on an Equity Basis 2003 "Expected" 2003 Reported (Millions) AAG Sale Total Previous Disc. Ops. $ $ $ $ $ $ $ $ $ $ (c)Dana Corporation. February 11, 2004.

(Millions) 2003 2002 Income Statement With DCC on an Equity Basis 2003 2002 YTD Fourth Quarter (c)Dana Corporation. February 11, 2004.

Segment Table - Full Year 2003 Reconciliation Automotive 3,903 - - - 3,903 155 - - - 155 Aftermarket 2,180 (2,180) - - - 76 (76) - - - Engine & Fluid 2,077 108 2,185 90 (3) 87 Heavy Vehicle 1,999 - - - 1,999 79 - - - 79 DCC - - - - - - - - - 21 - - - 21 Other (243) 74 (169) (232) 21 (211) Results from Cont. Operations 9,916 (1,998) 7,918 189 (58) 131 Discontinued Ops. (6) 58 52 Unusual Items 39 - - - 39 Consolidated 9,916 (1,998) 7,918 222 - - - 222 Sales OPAT "Expected" AAG Sale Reported $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ "Expected" AAG Sale Reported (Millions) (c)Dana Corporation. February 11, 2004.

Full-Year Segment Comparison Automotive 3,903 3,629 8 155 157 (1) Engine & Fluid 2,185 2,157 1 87 73 19 Heavy Vehicle 1,999 1,889 6 79 63 25 DCC 21 26 (19) Other (169) (174) 3 (211) (236) 11 Results from Cont. Operations 7,918 7,501 6 131 83 58 Discontinued Ops. 52 88 Unusual Items 39 (133) Effect of Acct. Chg. (220) Consolidated 7,918 7,501 6 222 (182) Sales OPAT 2003 2003 2002 2002 Chg. Chg. % % % % % N/M N/M N/M: Not Meaningful N/M $ $ $ $ $ $ $ $ $ $ $ $ N/M (Millions) (c)Dana Corporation. February 11, 2004.

2003 Balance Sheet With DCC on an Equity Basis (Millions) $ $ $ $ $ $ 2003 "Expected" 2003 Reported AAG Sale (c)Dana Corporation. February 11, 2004.

2003 Balance Sheet With DCC on an Equity Basis (Millions) $ $ $ $ $ $ 2003 "Expected" 2003 Reported AAG Sale (c)Dana Corporation. February 11, 2004.

Cash Flow Statement With DCC on an Equity Basis 2003 2002 YTD (Millions) (c)Dana Corporation. February 11, 2004.

Capital Structure With DCC on an Equity Basis (c)Dana Corporation. February 11, 2004.

Net Debt With DCC on an Equity Basis 12/1/2000 2732 0.51 3/1/2001 2767 0.532 6/1/2001 2824 0.543 9/1/2001 2764 0.539 12/1/2001 2590 0.569 3/2/2002 2563 0.612 6/2/2002 2501 0.588 9/2/2002 2388 0.588 12/2/2002 1964 0.57 3/3/2003 2138 0.574 6/3/2003 1999 0.528 9/3/2003 1899 0.507 12/3/2003 1683 0.451 Net Debt Net Debt/Capital % (c)Dana Corporation. February 11, 2004. $ in Millions

12/01 Total Portfolio Assets - $2,200 DCC Portfolio Analysis ($ Millions) VASG 90 50 12 RESG 170 760 0 CMG 480 Value-Added Services Retained Real Estate Capital Markets 12/03 Total Portfolio Assets - $1,360 VASG 120 10 50 RESG 170 900 0 CMG 410 Net of certain non-recourse debt (c)Dana Corporation. February 11, 2004.

Aftermarket Business Divestiture Future success demands focus; Dana will focus on its OE markets Proposed transaction is a "win-win" for Dana and the Aftermarket Group Potential uses of divestiture proceeds: Repay debt Contribute to pension plans Reinvest in our core businesses (c) Dana Corporation. Dated February 11, 2004. Slide may contain forward-looking information. Actual results may differ materially due to factors discussed on slide 2.

Light Vehicle Production North America 2002 2003 2004P 2005P East 16.4 15.9 16.2 16.5 Units in Millions (c) Dana Corporation. Dated February 11, 2004. Slide may contain forward-looking information. Actual results may differ materially due to factors discussed on slide 2.

Light Vehicle Production South America 2002 2003 2004P 2005P East 1.9 1.9 2.3 2.6 Units in Millions (Includes South Africa) (c) Dana Corporation. Dated February 11, 2004. Slide may contain forward-looking information. Actual results may differ materially due to factors discussed on slide 2.

Light Vehicle Production Europe 2002 2003 2004P 2005P East 20.8 21 21.5 22.7 Units in Millions (Includes India) (c) Dana Corporation. Dated February 11, 2004. Slide may contain forward-looking information. Actual results may differ materially due to factors discussed on slide 2.

Light Vehicle Production Asia Pacific 2002 2003 2004P 2005P East 18.1 18.5 19.6 20.2 Units in Millions (c) Dana Corporation. Dated February 11, 2004. Slide may contain forward-looking information. Actual results may differ materially due to factors discussed on slide 2.

NAFTA Production Class 5-8 Class 5-7 Class 8 1999 241 334 2000 215 252 2001 176 146 2002 189 181 2003 195 176 2004P 211 245 2005P 216 281 2006P 226 318 Units (000s) (c) Dana Corporation. Dated February 11, 2004. Slide may contain forward-looking information. Actual results may differ materially due to factors discussed on slide 2.

ACTUAL F'CAST 1999 79 85 85 85 2000 84 74 52 42 2001 39 39 34 34 2002 35 49 56 41 2003 36 44 46 50 2004 59 252,000 176,000 Thousands NAFTA Heavy Truck Build Units By Quarter 245,000 334,000 146,000 181,000 (c) Dana Corporation. Dated February 11, 2004. Slide may contain forward-looking information. Actual results may differ materially due to factors discussed on slide 2.

2004 Off-Highway Environment (Projected Vehicle Production) Construction Mining Forestry Agriculture Material Handling OPE Leisure/Utility +11% +3% +2% +3% +0% +0% +13% +16% - 4% +5% +6% +9% +5% +6% +4% +3% +2% +1% +0% - 5% N.A. Europe S.A. Asia (c) Dana Corporation. Dated February 11, 2004. Slide may contain forward-looking information. Actual results may differ materially due to factors discussed on slide 2.

Exciting New Programs Tundra Tacoma Hilux Titan/Armada Infiniti Version X5 X3 Z4 F-150 Land Rover Discovery Colorado/Canyon Corvette C6 Hummer H3 PT Cruiser Turbo Chrysler Pacifica (c) Dana Corporation. Dated February 11, 2004. Slide may contain forward-looking information. Actual results may differ materially due to factors discussed on slide 2.

2004 Guidance: Supporting Assumptions Market Forecasts Net New Business Start-Up Costs Restructuring Benefits Debt Reduction AAG Transaction Closes by End of Q2 (c) Dana Corporation. Dated February 11, 2004. Slide may contain forward-looking information. Actual results may differ materially due to factors discussed on slide 2.

Pro-Forma Performance ($ Millions, except per share data) 2003 2004 Actual Plan Sales $ 7,918 > $8,500 Net Income 222 > 285 EPS 1.49 > 1.90 (c) Dana Corporation. Dated February 11, 2004. Slide may contain forward-looking information. Actual results may differ materially due to factors discussed on slide 2.

2004 Cash Flow Projection ($ Millions) (c) Dana Corporation. Dated February 11, 2004. Slide may contain forward-looking information. Actual results may differ materially due to factors discussed on slide 2.

The New Dana New Spirit New Direction OE Aftermarket New Programs New Partnerships New Products & Technologies New Leadership (c)Dana Corporation. February 11, 2004.

Thank You (c)Dana Corporation. February 11, 2004.

Supplemental Information (c)Dana Corporation. February 11, 2004.

Q4 2003 Income Statement Reconciliation With DCC on an Equity Basis (Millions) $ $ $ $ $ $ $ $ $ $ Q4-2003 "Expected" Q4-2003 Reported AAG Sale Total Previous Disc. Ops. (c)Dana Corporation. February 11, 2004.

2002 Income Statement Reconciliation With DCC on an Equity Basis 2002 Reported 2002 Restated (Millions) $ $ $ $ $ $ (c)Dana Corporation. February 11, 2004. AAG Sale

Q4 2002 Income Statement Reconciliation With DCC on an Equity Basis Q4 2002 Reported Q4 2002 Restated (Millions) $ $ $ $ $ $ (c)Dana Corporation. February 11, 2004. AAG Sale

Segment Table - Q4 2003 Reconciliation Automotive 1,035 - - - 1,035 39 - - - 39 Aftermarket 514 (514) - - - 17 (17) - - - Engine & Fluid 513 23 536 26 1 27 Heavy Vehicle 516 - - - 516 22 - - - 22 DCC - - - - - - - - - 4 - - - 4 Other (55) 18 (37) (46) 2 (44) Results from cont. operations 2,523 (473) 2,050 62 (14) 48 Discontinued ops. - - - 14 14 Unusual items 6 - - - 6 Consolidated 2,523 (473) 2,050 68 - - - 68 Sales OPAT $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ "Expected" AAG Sale Reported "Expected" AAG Sale Reported (Millions) (c)Dana Corporation. February 11, 2004.

Segment Table - Full Year 2002 Reconciliation Automotive 3,629 - - - 3,629 157 - - - 157 Aftermarket 2,189 (2,189) - - - 107 (107) - - - Engine & Fluid 2,046 111 2,157 81 (8) 73 Heavy Vehicle 1,889 - - - 1,889 63 - - - 63 DCC - - - - - - - - - 26 - - - 26 Other (249) 75 (174) (253) 17 (236) Results from cont. operations 9,504 (2,003) 7,501 181 (98) 83 Discontinued ops. (10) 98 88 Unusual items (133) - - - (133) Effect of acct. chg. (220) - - - (220) Consolidated 9,504 (2,003) 7,501 (182) - - - (182) Sales OPAT $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ Reported AAG Sale Restated Reported AAG Sale Restated (Millions) (c)Dana Corporation. February 11, 2004.

Segment Table - Q4 2002 Reconciliation Sales OPAT Automotive 906 - - - 906 41 - - - 41 Aftermarket 498 (498) - - - 25 (25) - - - Engine & Fluid 475 21 496 19 (4) 15 Heavy Vehicle 437 - - - 437 10 - - - 10 DCC - - - - - - - - - 3 - - - 3 Other (65) 16 (49) (57) 7 (50) Results from cont. operations 2,251 (461) 1,790 41 (22) 19 Discontinued ops. (9) 22 13 Unusual items (41) - - - (41) Consolidated 2,251 (461) 1,790 (9) - - - (9) $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ Reported AAG Sale Restated Reported AAG Sale Restated (Millions) (c)Dana Corporation. February 11, 2004.

Fourth-Quarter Segment Comparison Automotive $1,035 906 14% $ 39 $ 41 (5)% Engine & Fluid 536 496 8 27 15 80 Heavy Vehicle 516 437 18 22 10 120 DCC 4 3 33 Other (37) (49) 24 (44) (50) 12 Results from cont. operations $2,050 $1,790 15% 48 19 153% Discontinued ops. 14 13 Unusual items 6 (41) Consolidated $2,050 $1,790 15% 68 (9) Sales OPAT 2003 2003 2002 2002 Chg. Chg. N/M N/M N/M: Not Meaningful N/M $ (Millions) (c)Dana Corporation. February 11, 2004.

(c)Dana Corporation. February 11, 2004.